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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                        Date of Report: November 5, 1996




                                 Anicom, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                Delaware                                 0-25364                            36-3885212
      -----------------------------                  --------------                    -------------------
       (State or Other Jurisdiction                    (Commission                        (IRS Employer
            of incorporation)                          File Number)                      Identification No.



   6133 North River Road, Suite 410, Rosemont, Illinois               60018
   ----------------------------------------------------               -----
         (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code (847) 518-8791

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ITEM 5.  OTHER EVENTS.

On November 4, 1996, the Registrant issued the press release attached as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1      News Release of Registrant dated November 4, 1996.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Anicom, Inc.


Dated:  November 5, 1996                    By:________________________________
                                                       Donald Welchko
                                                       Chief Financial Officer





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